SCHEDULE OF INTANGIBLE ASSETS NET (Details) - USD ($)	Mar. 31, 2024	Sep. 30, 2023
At cost:
Website	$ 21,709	$ 21,658
Patent	20,048	20,046
Exchange adjustment	26	53
Less: accumulated amortization	(22,457)	(17,223)
Total	$ 19,326	$ 24,534